UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2013
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GraphOn Corporation

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1901 S. Bascom Avenue, Suite 660	95008
Campbell, CA
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the ROTH Capital Partners’ 25th Annual Conference on March 18, 2013, hopTo Inc., a wholly owned subsidiary of GraphOn Corporation (the “Registrant”), the Registrant is providing a slide deck presentation about the hopTo productivity solution and the development plans around this product. The slide deck presentation is available at www.graphon.com.  A copy of the slide deck presentation is attached hereto as Exhibit 99.1.

On February 28, 2013, hopTo Inc. issued a press release announcing that Eldad Eilam, President and Chief Executive Officer of hopTo, Inc., and Christoph Berlin, Chief Operating Officer of hopTo, Inc., will present at the ROTH Capital Partners’ 25th Annual Conference on March 18, 2013. A copy of the press release is set forth as Exhibit 99.2 and is incorporated hereto by reference.

This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of March 18, 2013, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

The slide deck presentation and press release contain statements that are forward looking as that term is defined by the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ significantly from those described in the forward looking statements.  Factors that may cause such a difference include the following: the success of our new products depends on, among other things, market acceptance of our hopTo product; our ability to manage the risks associated with new product introductions; our ability to timely and successfully develop and market new versions of hopTo; competition from both large software companies and from productivity app developers who seek to offer comparable solutions to hopTo; and other factors, including those set forth under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011, and in other documents we have filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Slide deck presentation of hopTo Inc., as of March 18, 2013.

99.2	Press release of hopTo Inc., dated February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GraphOn Corporation

Dated: March 18, 2013	By:	/s/ Robert Dixon

Robert Dixon

Interim Chief Financial Officer